UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

Dewmar International BMC, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32032	83-0375241
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

132 E. Northside Dr., Suite C Clinton. Mississippi	39056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (601) 488-4360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-l2 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective October 22, 2012, Howard Bouch was removed from his position as a member of our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 27, 2012	Dewmar International BMC, Inc.

	By:	/s/ Marco Moran
Marco Moran
Chief Executive Officer